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                                                                  EXHIBIT 3.4(a)


                            CERTIFICATE OF FORMATION

                                       OF

                 DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC




         The undersigned, desiring to form a limited liability company pursuant to Sections 18-214(b)(2) and 18-201 of the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, do hereby certify as follows:


                                       I.

         The name of the limited liability company is DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC.

                                       II.

         The address of the registered office of the LLC in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the LLC's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.


                                      III.

                  This Certificate of Formation shall be effective as of 10:00 a.m. local time in Dover, Delaware on February 7, 1997, which effective time and date is later than the time and date of the filing of this Certificate in the Office of the Secretary of State of Delaware.



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                                EXECUTION PAGE TO

                            CERTIFICATE OF FORMATION

                                       OF

                 DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC



         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Digital Television Services of California, LLC as of February 3, 1997.

                                    Member:
                                    COLUMBIA DBS, INC.,
                                    A VIRGINIA CORPORATION

                                    By:
                                           ------------------------------

                                    Name:
                                           ------------------------------

                                    Title:
                                           ------------------------------


                                    Member:
                                    DIGITAL TELEVISION SERVICES, LLC,
                                    A DELAWARE LIMITED LIABILITY COMPANY

                                    By:    DTS Management, LLC,
                                           a Georgia limited liability company
                                           Its Manager

                                    By:
                                           ------------------------------

                                    Name:
                                           ------------------------------

                                    Title:
                                           ------------------------------